UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 9, 2009
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

I

INFORMATION TO BE INCLUDED IN REPORT

Section 8 – Other Events

Item 8.01	Other Events

On November 9, 2009, the Registrant held its Annual Meeting of Stockholders. Stockholders were acting upon three proposals (all of which were approved): (i) the election of Gary T. Jolliffe and Albert N. Olsen as directors; (ii) the ratification of the appointment of ParenteBeard, LLC as the Registrant’s independent auditors for the fiscal year ended June 30, 2010 and (iii) the approval of an amendment to the Registrant’s 2008 Stock Compensation and Incentive Plan to permit the issuance of restricted stock. The Registrant’s press release dated November 10, 2009 is filed herewith as Exhibit 99.1. Also filed as Exhibit 99.2 is a copy of a presentation made at the Annual Meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated November 10, 2009
99.2	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Gary T. Jolliffe
Date: November 10, 2009		Gary T. Jolliffe President and Chief Executive Officer